                                                                    EXHIBIT 10.1

                                                                     EXECUTION 2




                       THIRD AMENDMENT TO REVOLVING CREDIT
           AND TERM LOAN AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

         THIS THIRD AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT (this "Amendment") dated as of June 3, 2005, is by and among COMMERCIAL VEHICLE GROUP, INC., a Delaware corporation (the "Company"), the SUBSIDIARY BORROWERS parties hereto, the FOREIGN CURRENCY BORROWERS parties hereto, the BANKS parties hereto, U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as administrative agent for the Banks (in such capacity, the "Agent") and COMERICA BANK, a Michigan banking corporation, one of the Banks, as syndication agent for the Banks (in such capacity, the "Syndication Agent").

         WHEREAS, the Company, the Subsidiary Borrowers, the Foreign Currency Borrowers, certain Banks, the Agent and the Syndication Agent are parties to a Revolving Credit and Term Loan Agreement dated as of August 10, 2004 as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 16, 2004 and by a Second Amendment to Revolving Credit and Term Loan Agreement and Amendment to Security Agreement dated as of February 7, 2005 (as amended, the "Loan Agreement");

         WHEREAS, the Company, the Subsidiary Borrowers, certain Banks, the Agent and the Syndication Agent are parties to a Security Agreement dated as of August 10, 2004 that secures the Obligations under the Loan Agreement, as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 16, 2004 and by a Second Amendment to Revolving Credit and Term Loan Agreement and Amendment to Security Agreement dated as of February 7, 2005 (as amended, the "Security Agreement"); and

         WHEREAS, the Company intends to acquire the outstanding stock of Monona Corporation, a Delaware corporation, under that certain Stock Purchase Agreement dated as of June 1, 2005 between Monona Holdings, LLC (the "Seller") and the Company; and

         WHEREAS, the Company, the Subsidiary Borrowers and the Foreign Currency Borrowers have requested that the Banks increase their Revolving Commitments under the Loan Agreement to provide financing for the MWC Acquisition (defined below) and the Banks have agreed to do so upon the terms and subject to the conditions set forth in this Amendment; and

         WHEREAS, the Company intends that Monona Corporation and its U.S. Subsidiaries will become Subsidiary Borrowers under the Loan Agreement pursuant to the terms of the Loan Agreement and an Assumption Letter of even date herewith to be executed by Monona Corporation, a Delaware corporation, Monona Wire Corporation, an Iowa corporation, and Monona (Mexico) Holdings LLC, an Illinois limited liability company, each as a New Subsidiary Borrower, and the Agent; and

         WHEREAS, the assets of Monona Corporation, Monona Wire Corporation and Monona (Mexico) Holdings LLC are to become a part of the Collateral under the Loan Agreement and the Security Agreement; and

         WHEREAS, the parties desire to amend certain other provisions of the Loan Agreement and the Security Agreement;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Certain Defined Terms. Each capitalized term used herein without being defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.

         2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

                  (a) The following definitions of "MWC Acquisition", "MWC Acquisition Documents", "MWC Stock Purchase Agreement", "MWC Sellers" and "Secondary Offering" are added to Section 1.1 of the Loan Agreement in appropriate alphabetical order:

                           "MWC Acquisition": The acquisition by the Company of
                  all of the issued and outstanding stock of Monona Corporation, a Delaware corporation, under the terms of the MWC Stock Purchase Agreement.

                           "MWC Acquisition Documents": All documents executed
                  and delivered by the Company and the MWC Seller in connection with the MWC Acquisition, including, without limitation the MWC Stock Purchase Agreement.

                           "MWC Stock Purchase Agreement": That certain Stock
                  Purchase Agreement dated as of June 3, 2005 among the Company and the MWC Seller.

                           "MWC Seller": Monona Holdings, LLC, a Delaware
                  limited liability company.

                           "Secondary Offering": A public offering of 1,500,000
                  of the common shares of the Company anticipated to occur in the third or fourth calendar quarters of 2005.

                  The last sentence of the definition of "EBITDA" in Section 1.1 of the Loan Agreement is amended in its entirety to read as follows:

                  For the three fiscal quarters ending on the following dates, EBITDA shall be deemed to be the respective amounts indicated:
                  September 30, 2004, $23,041,000; December 31, 2004,
                  $24,548,000; March 31, 2005, $25,666,000; and for the
                  companies acquired in the MWC Acquisition for April, 2005 EBITDA shall be $1,306,000 and for May such EBITDA shall be $1,300,000.

                  The definition of "Permitted Acquisition" in Section 1.1 of the Loan Agreement is amended in its entirety to read as follows:

                           "Permitted Acquisition": The Acquisition, the MWC
                  Acquisition and any other acquisition by the Company or any Subsidiary of stock or assets of Persons conducting businesses similar to those of the Company or such Subsidiary, as long as
                  (a) the Agent and the Banks have been notified of such acquisition not less than 15 days prior to the consummation thereof and have been provided with such information as the Agent may reasonably request with respect to the acquired business, (b) both before and after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing, (c) the Company has demonstrated pro forma compliance with Sections 6.18, 6.19, 6.20 and 6.21 for the first four fiscal quarters ending after the closing of such acquisition, and (d) the total consideration paid by the Company or any Subsidiary in connection with such acquisitions does not exceed $20,000,000 in the aggregate in any fiscal year of the Company. For purposes of the foregoing, "total consideration" shall mean, without duplication, cash or other consideration paid, the fair market value of property or stock exchanged (or the face amount, if preferred stock), the total amount of any deferred payments or purchase money debt, all Indebtedness incurred to the seller, and the total amount of any Indebtedness or other acquisition-related obligations (including, without limitation, obligations pursuant to non-compete or consulting arrangements) assumed or undertaken in such transactions.

                  (b) The following sentence is added at the end of Section 2.1
         (a) of the Loan Agreement:

                           There shall be no more than nine Eurocurrency Rate Advances outstanding at any time (excluding the Foreign Currency Advances referred to in the immediately preceding sentence).

                  (c) The first three sentences of Section 2.2(a)(i) of the Loan Agreement are amended in their entireties to read as follows:

                           Any request by the Borrowers' Agent for Revolving
Loans or a Swingline Loan hereunder shall be in writing or, as to Advances in U.S. Dollars, by telephone and must be given so as to be received by the Agent (or, as to Foreign Currency Advances, to the Foreign Currency Funding Agent with a copy to the Agent) (a) not later than 1:00 P.M. (local time of the Foreign Currency Funding Agent) three Eurocurrency Business Days prior to the requested Revolving Loan Date if the Revolving Loans (or any portion thereof) are requested as Foreign Currency Advances, (b) not later than 1:00 P.M. (Minneapolis time) three Eurocurrency Business Days prior to the requested Revolving Loan Date if the Revolving Loans (or any portion thereof) are requested as Eurocurrency Rate Advances in U.S. Dollars, (c) not later than 1:00 P.M. (Minneapolis time) on the requested Revolving Loan Date or if the Revolving Loans are requested as Prime Rate Advances in U.S. Dollars, and (d) not later than 4:00 P.M. (Minneapolis time) on the requested Revolving Loan Date or if the Loans are requested as Swingline Loans. Each request for Revolving Loans and Swingline Loans hereunder shall be irrevocable and shall be deemed a representation by each Borrower that on the requested Revolving Loan Date or Swingline Loan Date, as applicable, and after giving effect to the requested Revolving Loans or Swingline Loans, the applicable conditions specified in
Article III
have been and will be satisfied. Each request for Revolving Loans and Swingline Loans hereunder shall specify (i) the requested Revolving Loan Date or Swingline Loan Date, (ii) the aggregate amount of Revolving Loans or Swingline Loans to be made on such date which shall be in a minimum amount of $100,000.00 in the case of Eurocurrency Rate Advances, $100,000.00 in the case of Prime Rate Advances, or if more, an integral multiple thereof and Pound Sterling500,000 in the case of Foreign Currency Advances or, if more, an integral multiple of Pound Sterling250,000, (iii) whether such Revolving Loans are to be funded as Prime Rate Advances or Eurocurrency Rate Advances and/or Foreign Currency Advances (and, if such Revolving Loans are to be made with more than one applicable interest rate choice, specifying the amount to which each interest rate choice is applicable) and (iv) in the case of Eurocurrency Rate Advances, the duration of the initial Interest Period applicable thereto.

                  (d) The second sentence of Section 2.5 of the Credit Agreement is amended in its entirety to read as follows:

                           Advances may be converted to, or continued as,
Eurocurrency Rate Advances only in a minimum amount, as to the aggregate amount of the Advances of all Banks so converted or continued, of $3,000,000 and multiples of $1,000,000 in excess thereof (or, as to Foreign Currency Advances, Pound Sterling500,000 and multiples of Pound Sterling250,000 in excess thereof (or, if less, in the full amount of the unpaid balance of the Foreign Currency Advances)).

                  (e) Section 2.8 of the Credit Agreement is amended by adding the following Section 2.8(h) at the end thereof:

                           (h) Net Proceeds of Secondary Offering. The net cash
proceeds of the Secondary Offering (which shall be the amount of cash raised by the Company in the Secondary Offering, less the costs, expenses and fees paid or incurred in connection with the Secondary Offering) shall be paid to the Agent for the account of the Banks for application first to Prime Rate Advances under the Revolving Loans and then to Eurocurrency Rate Advances under the Revolving Loans in order starting with the Eurocurrency Rate Advances having the shortest time to the end of the applicable Interest Period; provided, however, that there shall not be any corresponding reduction in the Revolving Commitment as a result of such mandatory prepayment.

                  (f) Section 5.10 of the Loan Agreement is amended in its entirety to read as follows:

         Section 5.10 Use of Proceeds. The Borrowers shall use the proceeds of the Loans solely as follows: (a) to refinance certain Indebtedness, (b) to pay costs and expenses of the Related Transaction and costs and expenses required to be paid pursuant to Section 3.l(f), (c) to finance the Acquisition and the MWC Acquisition and to pay costs and expenses related to each and (d) for working capital and other general corporate purposes not in contravention of any Requirement of Law and not in violation of this Agreement.

                  (g) Section 6.1(r) of the Loan Agreement is amended by deleting therefrom the dollar amount "$1,000,000" and inserting in its place the dollar amount "$1,500,000".

                  (h) Section 6.2(b) of the Loan Agreement is amended by deleting therefrom the dollar amount "$1,000,000" and inserting in its place the dollar amount "$1,500,000".

                  (i) Section 6.2(h) of the Loan Agreement is amended by deleting therefrom the dollar amount "$5,000,000" and inserting in its place the dollar amount "$20,000,000".

                  (j) Section 6.2 of the Loan Agreement is further amended by deleting the word "and" at the end of Section 6.2(i), changing the period at the end of Section 6.2(j) to a semi-colon, inserting the word "and" immediately thereafter and inserting the following new Sections 6.2(k), 6.2(l) and 6.2(m) at the end thereof:

                           (k) the Secondary Offering.

                           (l) the sale of assets acquired in the MWC
Acquisition or the Acquisition and deemed by the Company in the exercise of its reasonable business judgment not to be necessary or otherwise useful in the conduct of the business of the Company, the Subsidiaries or the business so acquired (so long as the Net Proceeds received in connection with any such disposition are paid in reduction of the Revolving Loans, provided that such payment on the Revolving Loans shall cause no corresponding reduction in the Revolving Commitment).

                           (m) the sale of the real estate located at 1100 N.
Elm Street, Orrville, Ohio.

                  (k) Section 6.4(x) of the Loan Agreement is amended by deleting therefrom the dollar amount "$1,000,000" and inserting in its place the dollar amount "$1,500,000".

                  (l) Section 6.4 of the Loan Agreement is further amended by
         (i) deleting from Section 6.4(v) (ii) the dollar amount "$5,000,000" and inserting in its place the dollar amount "$20,000,000", and (ii) by deleting therefrom Section 6.4(y).

                  (m) Section 6.6(a) of the Loan Agreement is amended in its entirety to read as follows:

                           (a) as expressly permitted by this Agreement,
including, without limitation, sales of inventory by Foreign Subsidiaries to one or more Borrowers;

                  (n) Sections 6.13 and 6.14 are amended by adding the following sentence at the end of each:

                           The provisions of this Section shall not prohibit (A)
the change in the fiscal year of fee entities acquired in the MWC Acquisition to a calendar year end after consummation of the MWC Acquisition, (B) the amendment and restatement of the charter of National Seating Company in connection with an authorized reverse stock split and (C) the amendment and restatement of the charter and bylaws of Monona Wire Corporation subsequent to the MWC Acquisition to delete all preferred stock and to reduce authorized shares to one share of class A, common stock.

                  (o) Section 6.15(a) of the Loan Agreement is amended by adding after the phrase "Related Agreement or Acquisition Document" the phrase "or MWC Acquisition Document" each time it appears.

                  (p) Section 6.18 of the Loan Agreement is amended in its entirety to read as follows:

         Section 6.18 Capital Expenditures. The Borrowers and their Subsidiaries shall not make Capital Expenditures for any fiscal year in an aggregate amount in excess of $25,000,000.

                  (q) On the Effective Date, each of Schedules 1.1(a), 1.1(b), 4.2, 4.7, 4.10, 4.12, 6.01, 6.4, 6.5 and 6.6 to the Loan Agreement are
         hereby replaced in their entireties with Schedules 1.1(b), 4.2, 4.7, 4.10, 6.01, 6.4, 6.5 and 6.6 that are attached to this Third Amendment and Exhibit 5.2(a) to the Loan Agreement is hereby replaced in its entirety with Exhibit 5.2(a) to this Third Amendment.

         3. Replaced Notes. Upon the Effective Date, the Agent, the Syndication Agent and the Banks shall mark their existing Revolving Notes "cancelled" and thereafter return them to the Company as soon as practicable.

         4. Amendments to Security Agreement. Upon execution and delivery of the Assumption Letters by Monona Corporation, Monona Wire Corporation and Monona (Mexico) Holdings LLC, the Security Agreement is amended as follows:

                  (a) To add each of Monona Corporation, Monona Wire Corporation and Monona (Mexico) Holdings LLC thereto as a Grantor.

                  (b) To add a pledge by the Company of the Equity Interest of Monona Corporation, a pledge by Monona Corporation of its Equity Interest in Monona Wire Corporation and a pledge by Monona Wire Corporation of its Equity Interest in Monona (Mexico) Holdings LLC. By its signature on this Amendment the Company hereby pledges to the Secured Parties the issued and outstanding Equity Interest of Monona Corporation and upon execution and delivery of the Assumption Letters by Monona Corporation, Monona Wire Corporation and Monona (Mexico) Holdings LLC, Schedule 1 to the Security Agreement is amended to add the following thereto:

Holder of       Issuer of                      Stock         Equity        Equity
Equity          Equity          Interest      Certificate   Interest      Interest
Interest        Interest        Pledged       Number        Issued        Authorized       Par Value
---------       ---------       --------      -----------   --------      ----------       ---------

Commercial      Monona          Stock         R-2           100 shares    100 shares       $.001
Vehicle         Corporation                                 common
Group, Inc.

Monona          Monona          Stock         A 100         1 share       50,000           $1.00
Corporation     Wire                                        Class A       class A
                Corporation                                 common        common,
                                                                          50,000
                                                                          class B
                                                                          common,
                                                                          50,000
                                                                          series A
                                                                          preferred,
                                                                          4,000
                                                                          series B
                                                                          preferred,
                                                                          50,000
                                                                          series C
                                                                          preferred

Monona          Monona          Membership    1             100%
Wire            (Mexico)        Interest                    membership
Corporation     Holdings
                LLC

                  (c) To add the phrase "As of the Closing Date" at the beginning of each of the first two sentences of Section 9 thereof (with appropriate changes in the capitalization of the prior first words in each of such sentences).

         5. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of June 3, 2005 (the "Effective Date"), provided the Agent shall have received sufficient counterparts of this Amendment as required by the Agent, duly executed by the Borrowers and all of the Banks, and the following conditions are satisfied or waived:

                  (a) Before and after giving effect to this Amendment, the representations and warranties of the Borrowers in Article IV of the Loan Agreement and Section 7 of the Security Agreement shall be true and correct as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement.

                  (b) After giving effect to this Amendment, no Event of Default and no Default shall have occurred and be continuing.

                  (c) No Material Adverse Effect shall have occurred since February 7, 2005.

                  (d) No revisions shall have been made to the articles of incorporation or bylaws of any of the Borrowers since August 10, 2004 (except (i) CVG Acquisition LLC, CVG Logistics, LLC, CVG Management Corporation, Commercial Vehicle Systems, Inc., (ii) for those made in conjunction with the merger of Trim Systems L.L.C. and Tempress, Inc. with and into Trim Systems Operating Corp., (iii) except those made to the organizational and operating documents of the entities acquired in the MWC Acquisition, and (iv) the amendment and restatement of the charter of National Seating Company in connection with the authorized reverse stock split).

                  (e) The Agent shall have received the following or shall receive the following substantially simultaneously with the execution and delivery of this Amendment, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

                           (i) new Revolving Notes payable to each Bank (the
                  "New Notes") duly executed by the Borrowers;

                           (ii) an officer's certificate from the Company and
                  each Subsidiary Borrower certifying resolutions of the board of directors, managers or member of each such Borrower authorizing the increased borrowings under this Amendment, the execution, delivery and performance of this Amendment and all documents contemplated hereunder, and certifying the designation of Authorized Officers to execute the Credit Agreement, Loan Documents and amendments thereto;

                           (iii) true, correct and complete copies of the MWC
                  Acquisition Documents in form and substance reasonably satisfactory to the Agent;

                           (iv) an opinion of counsel to the Borrowers covering
                  such matters as reasonably requested by the Agent and in form and substance reasonably satisfactory to the Agent;

                           (v) an Assumption Letter in the required form duly
                  executed by Monona Corporation, an Assumption Letter in the required form duly executed by Monona Wire Corporation and an Assumption Letter in the required form duly executed by Monona (Mexico) Holdings LLC;

                           (vi) ACORD 27 and ACORD 25 certificates of insurance
                  with respect to each of the businesses and real properties of the Borrowers (including properties acquired in connection with the MWC Acquisition) in such amounts and with such carriers as shall be reasonably acceptable to the Agent;

                           (vii) A Trademark Security Agreement duly executed by
                  Monona Wire Corporation.

                           (viii) such other documents, instruments and
                  approvals as the Agent may reasonably request, including, without limitation, certified copies of the Articles or Certificate of Incorporation or Organization of Monona Corporation, Monona Wire Corporation and Monona (Mexico) Holdings LLC, bylaws or operating agreement, if any, certified by an officer of Monona Corporation, Monona Wire Corporation and Monona (Mexico) Holdings LLC, certificate of good standing for the same, officer's certificate regarding incumbency of officers of the same and authorization resolutions for the Company, Monona Corporation, Monona Wire Corporation and Monona (Mexico) Holdings LLC, as applicable, to execute and deliver the MWC Acquisition Documents, the Assumption Letter and this Amendment; and

                           (ix) The following events shall have occurred or
                  shall occur substantially simultaneously with the execution and delivery of this Amendment:

                           (i) the MWC Acquisition shall have been consummated;

         6. Covenant Regarding Collateral. The Company covenants that it shall cause Monona Corporation, and Monona Wire Corporation to use their commercially reasonable efforts to obtain by August 1, 2005 any landlord waivers regarding leased premises of Monona Corporation and Monona Wire Corporation at which Equipment and/or Inventory of a value in excess of $50,000 is located. The Company further covenants that it shall cause Monona Wire Corporation to execute and deliver a pledge (in form and substance reasonably satisfactory to the Agent) of 65% of the stock of MWC de Mexico S. de R.L. de C.V. to the Agent on behalf of the Banks no later than June 10, 2005.

         7. Acknowledgments. The Borrowers and the Banks acknowledge that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrowers and the Banks, and that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement, as amended hereby. The Borrowers confirm and acknowledge that they will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that their representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct in all material respects as of the date of this Amendment, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement. The Borrowers represent and warrant that (i) the execution, delivery and performance of this Amendment and the New Notes are within their corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment and the New Notes have been duly executed and delivered by the

Borrowers and constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity); and (iii) no Events of Default or Default exist and are continuing that have not been waived in writing in this Amendment.

         8. Waiver. CVG Acquisition LLC changed its name to Mayflower Vehicle Systems, LLC without providing the prior written notice to the Agent as required by the Loan Documents. The Company inadvertently failed to list T.S. Mexico S. de R.L. de C.V. in the schedule of Dormant Subsidiaries attached as Schedule 1.1(a) or its capitalization on Schedule 4.2 to the Loan Agreement when originally executed and delivered. The failure to give prior written notice of the change of the same of CVG Acquisition LLC to Mayflower Vehicle Systems, LLC, such name change without such notice and the failure to list T.S. Mexico S. de R.L. de C.V. on Schedules 1.l(a) and 4.2 and the failure to provide notice of such Default are, collectively, the "Existing Defaults". The Banks hereby waive the Existing Defaults. This waiver is limited to the express terms hereof and does not extend to any other Default or Event of Default. This waiver is not, and shall not be deemed, a course of dealing or performance upon which the Borrowers may rely with respect to any other Default, Event of Default or request for a waiver and the Borrowers hereby waive any such claim.

         9. General.

                  (a) The Company agrees to reimburse the Agent and the Syndication Agent within 10 days of demand for all reasonable out-of-pocket expenses paid or incurred by the Agent and the Syndication Agent including filing and recording costs and fees and expenses of outside counsel to the Agent and outside counsel to the Syndication Agent (determined on the basis of such counsels' generally applicable rates, which may be higher than the rates such counsel charges the Agent or the Syndication Agent in certain matters) in the preparation, negotiation and execution of this Amendment and the New Notes and any other document required to be furnished herewith, and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and the New Notes, which obligations of the Company shall survive any termination of the Loan Agreement.

                  (b) This Amendment may be executed in as many counterparts (including via facsimile or electronic transmission) as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

                  (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  (d) The validity, construction and enforceability of this Amendment and the New Notes shall be governed by the internal laws of the State of New York, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.

                  (e) This Amendment and the New Notes shall be binding upon the Borrowers, the Banks, the Agent, the Syndication Agent and their respective permitted successors and assigns, and shall inure to the benefit of the Borrowers, the Banks, the Agent, the Syndication Agent and the successors and permitted assigns of the Banks, the Agent and the Syndication Agent.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.



                                    COMMERCIAL VEHICLE GROUP, INC.

                                    By /s/ Chad M. Utrup
                                      ------------------------------------------

                                    Title VP and CFO
                                         ---------------------------------------


Address:
6530 Campus Way
New Albany, Ohio 43054
Fax: (614) 289-5371
Attention: Jeff Vogel

                                    SPRAGUE DEVICES, INC. (formerly
                                    COMMERCIAL VEHICLE SYSTEMS, INC.)

                                    By /s/ Chad M. Utrup
                                      ------------------------------------------

                                    Title VP and CFO
                                         ---------------------------------------


                                    NATIONAL SEATING COMPANY


                                    By /s/ Chad M. Utrup
                                      ------------------------------------------

                                    Title VP and CFO
                                         ---------------------------------------


                                    TRIM SYSTEMS OPERATING CORP.

                                    By /s/ Chad M. Utrup
                                      ------------------------------------------

                                    Title VP and CFO
                                         ---------------------------------------


                                       S-1
                      [Signature Pages to Third Amendment]

                                    CVS HOLDINGS, INC.

                                    By /s/ Chad M. Utrup
                                      ------------------------------------------

                                    Title VP and CFO
                                         ---------------------------------------


                                    TRIM SYSTEMS, INC.

                                    By /s/ Chad M. Utrup
                                      ------------------------------------------

                                    Title VP and CFO
                                         ---------------------------------------


                                    MAYFLOWER VEHICLE SYSTEMS, LLC

                                    By /s/ Chad M. Utrup
                                      ------------------------------------------

                                    Title VP and CFO
                                         ---------------------------------------


                                    CVG MANAGEMENT CORPORATION

                                    By /s/ Chad M. Utrup
                                      ------------------------------------------

                                    Title VP and CFO
                                         ---------------------------------------


                                      S-2
                      [Signature Pages to Third Amendment]

                                    FOREIGN CURRENCY BORROWERS:

                                    COMMERCIAL VEHICLE SYSTEMS LIMITED

                                    By /s/ Chad M. Utrup
                                      ------------------------------------------

                                    Title DIRECTOR
                                         ---------------------------------------


                                    KAB SEATING LIMITED

                                    By /s/ Chad M. Utrup
                                      ------------------------------------------

                                    Title DIRECTOR
                                         ---------------------------------------


                                    BOSTROM LIMITED

                                    By /s/ Chad M. Utrup
                                      ------------------------------------------

                                    Title DIRECTOR
                                         ---------------------------------------


                                    BOSTROM INTERNATIONAL LIMITED

                                    By /s/ Chad M. Utrup
                                      ------------------------------------------

                                    Title DIRECTOR
                                         ---------------------------------------


                                    CVS HOLDINGS LIMITED

                                    By /s/ Chad M. Utrup
                                      ------------------------------------------

                                    Title DIRECTOR
                                         ---------------------------------------


                                      S-3
                      [Signature Pages to Third Amendment]

                               U.S. BANK NATIONAL ASSOCIATION

                               By /s/ ROBERT A. ROSATI
                                 ------------------------------------------
                                     Robert A. Rosati

                               Title Senior Vice President
                                    ---------------------------------------

                               In its individual corporate capacity and as Agent
                               Address:
                               800 Nicollet Mall
                               Minneapolis, MN  55402
                               Fax: 612-303-2258
                               Attention: Robert A. Rosati

                                    COMERICA BANK

                                    By /s/ MATTHEW T. BREIGHT
                                      ------------------------------------------
                                        Matthew T. Breight

                                    Title Vice President
                                         ---------------------------------------

                                    Address:
                                    Comerica Tower
                                    500 Woodward Avenue
                                    Detroit, Michigan  48226
                                    Fax: 313-222-3389
                                    Attention: Matthew T. Breight

                                    ASSOCIATED BANK, N.A.

                                    By /s/ DANIEL HOLZHAUER
                                      ------------------------------------------

                                    Title (ILLEGIBLE)
                                         ---------------------------------------

                                    Address:
                                    401 E. Kilbourn Avenue
                                    Suite 400
                                    Milwaukee, WI  53202
                                    Fax: 414-283-2300
                                    Attention: Daniel Holzhauer
                                    E-mail: Daniel.holzhauer@associatedbank.com

                                    CITIZENS BANK OF PENNSYLVANIA

                                    By /s/ JOHN J. LIGDAY JR.
                                      ------------------------------------------

                                    Title Vice President
                                         ---------------------------------------

                                    Address:
                                    525 William Penn Place
                                    Room 2910
                                    Pittsburgh, PA  15219-1729
                                    Fax: 412-552-6307
                                    Attention: John J. Ligday Jr.
                                    E-mail: john.ligday@citizensbank.com

                                    NATIONAL CITY BANK OF THE MIDWEST

                                    By /s/ OLIVER GLENN
                                      ------------------------------------------
                                           Oliver Glenn
                                    Title  Vice President
                                    Address:
                                    1001 S. Worth; Locator R-J40-4D
                                    Birmingham, Michigan  48009
                                    Fax: 248-901-2097
                                    Attention: Oliver Glenn
                                    E-mail: oliver.glenn@nationalcity.com

                                    SUNTRUST BANK

                                    By /s/ (ILLEGIBLE)
                                      ------------------------------------------

                                    Title Director
                                         ---------------------------------------

                                    Address:
                                    303 Peachtree Street
                                    10th Floor, MC 1928
                                    Atlanta, GA  30308
                                    Fax: 404-658-5989
                                    Attention: William Humphries, Managing
                                      Director
                                    E-mail: William.Humphries@suntrust.com

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By /s/ JEFFREY L. STEIN
                                      ------------------------------------------
                                           Jeffrey L. Stein

                                    Title Vice President
                                         ---------------------------------------

                                    Address:
                                    201 East Fifth Street
                                    Cincinnati, OH  45202
                                    Fax: 513-651-8951
                                    Attention: Jeff Stein
                                    E-mail: jeffrey.stein@pncbank.com

                                    KEYBANK NATIONAL ASSOCIATION

                                    By /s/ ROGER D. CAMPBELL
                                      ------------------------------------------

                                    Title SVP
                                         ---------------------------------------

                                    Address:
                                    88 East Broad Street, 2nd Floor
                                    Columbus, Ohio 43215
                                    Fax: 614-460-3469
                                    Attention: Roger D. Campbell
                                    e-mail: Roger_campbell@keybank.com

                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By /s/ STEVEN P. SHEPARD
                                      ------------------------------------------

                                    Title Senior Vice President
                                         ---------------------------------------

                                    Address:
                                    LaSalle Bank N.A.
                                    One Columbus
                                    10 W. Broad St., Suite 2250
                                    Columbus, OH 43215-3418
                                    Attention: Steven P. Shepard, Senior V.P.
                                    Fax: 614-225-1631

                                    CREDIT SUISSE, Cayman Islands Branch
                                    (Formerly known as CREDIT SUISSE FIRST
                                    BOSTON, acting through its Cayman Island
                                    Branch)

                                    By /s/ PHILLIP HO
                                      ------------------------------------------
                                           PHILLIP HO
                                    Title  DIRECTOR


                                    By /s/ DOREEN BARR
                                      ------------------------------------------
                                           DOREEN BARR
                                    Title  ASSOCIATE

                                    Address:
                                    Eleven Madison Avenue
                                    New York, New York 10010
                                    Fax: 212-538-6851
                                    Attention: Edward Markowski
                                    e-mail: Edward.markowski@csfb.com